Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Home Properties of New York, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002 (the "Report"), I, Norman Leenhouts, Chairman of the Board of Directors and Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         By:  /s/ Norman Leenhouts
                                         -------------------------------

                                         Norman Leenhouts
                                         Chairman of the Board of Directors and
                                         Co-Chief Executive Officer
                                         August 14, 2002


         In connection with the Quarterly Report of Home Properties of New York, Inc. (the "Company") on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002 (the "Report"), I, Nelson Leenhouts, President and Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
 Company.

                                         By:  /s/ Nelson Leenhouts
                                         -------------------------------

                                         Nelson Leenhouts
                                         President and
                                         Co-Chief Executive Officer
                                         August 14, 2002